Rule 497(e)

File Nos. 333-70963 and 811-09201

Executive Benefit VUL II – Prospectus

Executive Benefit VUL - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated March 29, 2021 to the Prospectus

and Statement of Additional Information (“SAI”) dated May 1, 2020

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2020.

Effective May 1, 2021, the Divisions investing in the following Portfolios will be closed to new Owners:

•	American Century Investments VP Inflation Protection Fund (Class II)

•	Fidelity VIP Mid Cap Portfolio (Service Class 2)

•	Great-West Global Bond Fund (Investor Class)

•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I)

•	VanEck VIP Global Hard Assets Fund (Initial Class)

Investors who do not already have amounts invested in the Divisions may not allocate any amounts (either through policy transfer or additional premium) to those Divisions after May 1, 2021. Owners with amounts invested in the Sub-Accounts that invest in these Portfolios may continue to allocate premium payments into, and transfer amounts into and out of, the Sub-Accounts that invest in these Portfolios. Any transfer from these Portfolios to another available investment option will not incur a transfer charge and will not count against the annual free transfer limit, as applicable.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654.

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus and SAI dated May 1, 2020.

Please read this Supplement carefully and retain it for future reference.